VARIABLE ANNUITY RUSSELL 2000® 2X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

COMMON STOCKS

Lexington Realty Trust†

320

$

4,611

52.3%

GFI Group, Inc.

80

4,584

Cathay General Bancorp†

220

4,561

Omega Healthcare Investors,

FINANCIALS 10.3%

Inc.†

260

4,514

Nationwide Health Properties,

United Fire & Casualty Co.

120

4,488

Inc.†

300

$

10,125

Strategic Hotels & Resorts,

Realty Income Corp.†

350

8,967

Inc.

340

4,464

Aspen Insurance Holdings

Park National Corp.

60

4,251

Ltd.†

320

8,442

American Financial Realty

Senior Housing Properties

Trust†

530

4,208

Trust†

340

8,058

South Financial Group, Inc.†

280

4,161

Platinum Underwriters

Pacific Capital Bancorp†

190

4,085

Holdings Ltd.†

210

6,817

Odyssey Re Holdings Corp.

110

4,042

Waddell & Reed Financial,

Stifel Financial Corp.*†

90

4,041

Inc. — Class A

210

6,747

Citizens Banking Corp.

310

3,853

IPC Holdings Ltd.†

240

6,720

FelCor Lodging Trust, Inc.†

320

3,850

Alexandria Real Estate

Safety Insurance Group, Inc.

110

3,754

Equities, Inc.†

70

6,490

Highwoods Properties, Inc.

120

3,728

National Retail Properties,

First Merchants Corp.

130

3,710

Inc.†

290

6,394

Glacier Bancorp, Inc.†

190

3,642

SVB Financial Group*†

140

6,110

Renasant Corp.†

160

3,600

Max Capital Group Ltd.†

230

6,024

IBERIABANK Corp.†

80

3,540

Knight Capital Group, Inc. —

Tower Group, Inc.†

140

3,524

Class A*†

370

6,009

Ares Capital Corp.†

280

3,520

First Industrial Realty Trust,

Horace Mann Educators

Inc.†

190

5,869

Corp.

200

3,496

Post Properties, Inc.†

150

5,793

United America Indemnity

Montpelier Re Holdings Ltd.

360

5,778

Ltd. - Class A*

180

3,467

Greenhill & Co., Inc.†

80

5,565

NewAlliance Bancshares,

Delphi Financial Group, Inc.

Inc.†

280

3,433

— Class A

190

5,554

Omega Financial Corp.†

110

3,432

BioMed Realty Trust, Inc.†

230

5,495

Univest Corp. of

Mid-America Apartment

Pennsylvania

130

3,405

Communities, Inc.†

110

5,482

United Community Banks,

First Niagara Financial

Inc.†

200

3,396

Group, Inc.

400

5,436

First Financial Corp.

110

3,386

Entertainment Properties

Acadia Realty Trust†

140

3,381

Trust†

110

5,426

Prospect Capital Corp.†

220

3,348

DiamondRock Hospitality

Universal Health Realty

Co.

410

5,195

Income Trust

100

3,330

Eastgroup Properties, Inc.

110

5,111

Presidential Life Corp.†

190

3,314

Prosperity Bancshares, Inc.†

170

4,872

First Community

Extra Space Storage, Inc.†

300

4,857

Bancshares/VA, Inc.

90

3,278

Assured Guaranty Ltd.†

200

4,748

Navigators Group, Inc.*†

60

3,264

Cash America International,

SeaBright Insurance

Inc.†

130

4,732

Holdings, Inc.*

220

3,241

Redwood Trust, Inc.†

130

4,725

Dollar Financial Corp.*

140

3,220

National Financial Partners

Harleysville National Corp.

220

3,172

Corp.†

210

4,719

FBL Financial Group, Inc. —

Sunstone Hotel Investors,

Class A

110

3,134

Inc.†

290

4,643

1

VARIABLE ANNUITY RUSSELL 2000® 2X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

First Mercury Financial

Imperial Capital Bancorp, Inc.

110

$

2,378

Corp.*

180

$

3,134

Federal Agricultural

Chemical Financial Corp.†

130

3,099

Mortgage Corp.

90

2,349

Medical Properties Trust Inc.†

270

3,056

Sterling Savings Bank†

150

2,341

Hercules Technology Growth

Phoenix Cos., Inc.

190

2,320

Capital, Inc.

280

3,041

Green Bankshares, Inc.

130

2,300

Marathon Acquisition

MFA Mortgage Investments,

Corp.*†

390

3,011

Inc.†

360

2,268

Sovran Self Storage, Inc.†

70

2,990

Berkshire Hills Bancorp, Inc.†

90

2,267

Sterling Bancshares, Inc.†

300

2,982

Susquehanna Bancshares,

Provident Financial Services,

Inc.†

110

2,241

Inc.

210

2,969

WesBanco, Inc.

90

2,224

Donegal Group, Inc. — Class

Parkway Properties, Inc.†

60

2,218

A

170

2,958

Commerce Group, Inc.†

60

2,164

Community Bank System,

ProAssurance Corp.*†

40

2,153

Inc.†

120

2,947

First Bancorp Puerto Rico†

210

2,134

Umpqua Holding Corp.†

190

2,947

Cedar Shopping Centers, Inc.

180

2,102

Old Second Bancorp, Inc.

110

2,922

Central Pacific Financial

NTR Acquisition Co.*†

300

2,871

Corp.†

110

2,073

Getty Realty Corp.

180

2,867

Potlatch Corp.†

50

2,063

Digital Realty Trust, Inc.†

80

2,840

West Coast Bancorp

140

2,043

Evercore Partners, Inc. —

NorthStar Realty Finance

Class A

160

2,840

Corp.†

250

2,042

Independent Bank Corp.†

270

2,803

LaSalle Hotel Properties†

70

2,011

Sandy Spring Bancorp, Inc.†

100

2,752

Castlepoint Holdings Ltd.

200

1,946

Agree Realty Corp.†

100

2,745

Home Properties, Inc.†

40

1,920

Ramco-Gershenson Properties

Gramercy Capital Corp./ New

Trust

130

2,744

York†

90

1,884

UCBH Holdings, Inc.†

350

2,716

National Health Investors,

Texas Capital Bancshares,

Inc.

60

1,875

Inc.*†

160

2,701

Ezcorp, Inc. — Class A*†

150

1,846

Tanger Factory Outlet

Winthrop Realty Trust†

440

1,813

Centers, Inc.†

70

2,693

JER Investors Trust, Inc.†

210

1,781

optionsXpress Holdings, Inc.†

130

2,692

Kohlberg Capital Corp.

170

1,765

Apollo Investment Corp.†

170

2,691

AmericanWest Bancorp†

200

1,744

FNB Corp.†

170

2,654

GMH Communities Trust

200

1,736

Banco Latinoamericano de

Sierra Bancorp†

80

1,729

Exportaciones SA

170

2,618

Bank Mutual Corp.†

160

1,718

DCT Industrial Trust, Inc.

260

2,590

Associated Estates Realty

Oriental Financial Group

130

2,562

Corp.

150

1,716

Mission West Properties

270

2,551

1st Source Corp.

80

1,684

World Acceptance Corp.*†

80

2,548

Washington Real Estate

GAMCO Investors, Inc. —

Investment Trust

50

1,671

Class A

50

2,518

Midwest Banc Holdings, Inc.†

130

1,661

Saul Centers, Inc.

50

2,512

Integra Bank Corp.

100

1,620

FirstMerit Corp.

120

2,479

BankAtlantic Bancorp, Inc. —

CNA Surety Corp.*

160

2,461

Class A

410

1,603

Ashford Hospitality Trust,

First Charter Corp.

60

1,603

Inc.†

430

2,442

Royal Bancshares of

United Bankshares, Inc.†

90

2,398

Pennsylvania, Inc. —

First Bancorp

120

2,392

Class A†

110

1,592

2

VARIABLE ANNUITY RUSSELL 2000® 2X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

International Bancshares

Portfolio Recovery

Corp.

70

$

1,581

Associates, Inc.†

20

$

858

LandAmerica Financial

SWS Group, Inc.

70

856

Group, Inc.†

40

1,579

FCStone Group, Inc.*

30

831

Westamerica Bancorporation†

30

1,578

UMB Financial Corp.†

20

824

Healthcare Realty Trust, Inc.†

60

1,569

Cohen & Steers, Inc.†

30

795

Anthracite Capital, Inc.†

230

1,518

Pennsylvania Real Estate

CompuCredit Corp.*†

170

1,508

Investment Trust†

30

732

Boston Private Financial

Harleysville Group, Inc.

20

722

Holdings, Inc.†

140

1,483

Franklin Street Properties

First State Bancorporation

110

1,473

Corp., Inc.†

50

716

National Penn Bancshares,

Franklin Bank Corp.*†

230

697

Inc.†

80

1,455

Hilb Rogal & Hobbs Co.

20

629

Anworth Mortgage Asset

Meadowbrook Insurance

Corp.†

237

1,453

Group, Inc.

80

625

TrustCo Bank Corp.†

160

1,422

MB Financial Corp.†

20

616

Frontier Financial Corp.†

80

1,414

Inland Real Estate Corp.†

40

608

First Midwest Bancorp, Inc.†

50

1,388

Ocwen Financial Corp.*

130

577

RAIT Financial Trust†

200

1,388

U-Store-It Trust†

50

566

Hersha Hospitality Trust

150

1,354

Community Bancorp*†

40

542

Corporate Office Properties

Interactive Brokers Group,

Trust SBI†

40

1,344

Inc. — Class A*

20

513

Advanta Corp.

190

1,336

United Security

Resource Capital Corp.†

170

1,287

Bancshares/Fresno CA†

30

504

Security Bank Corp.†

160

1,272

Cousins Properties, Inc.†

20

494

PFF Bancorp, Inc.†

150

1,248

Equity Lifestyle Properties,

Hallmark Financial Services,

Inc.

10

494

Inc.*

110

1,228

Trustmark Corp.†

20

446

Glimcher Realty Trust

100

1,196

Hancock Holding Co.†

10

420

Selective Insurance Group,

Grubb & Ellis Co.

60

412

Inc.

50

1,194

Argo Group International

MarketAxess Holdings,

Holdings Ltd.*

10

355

Inc.*†

120

1,193

Simmons First National Corp.

10

297

Hanmi Financial Corp.

160

1,182

LTC Properties, Inc.

10

257

Amerisafe, Inc.*

90

1,138

Santander BanCorp

20

202

Zenith National Insurance

Crystal River Capital, Inc.†

20

179

Corp.

30

1,076

Centerline Holding Co.†

40

162

First Community Bancorp†

40

1,074

Urstadt Biddle Properties, Inc.

10

157

Advance America Cash

Great Southern Bancorp, Inc.

10

156

Advance Centers, Inc.†

140

1,057

Bankunited Financial Corp.

Irwin Financial Corp.†

180

956

— Class A†

30

150

Bancfirst Corp.

20

916

Flagstone Reinsurance

Newcastle Investment Corp.†

110

909

Holdings

10

121

Arbor Realty Trust, Inc.†

60

905

FX Real Estate and

Old National Bancorp†

50

900

Entertainment, Inc.*

20

118

Triad Guaranty, Inc.*†

180

900

Provident Bankshares Corp.

10

107

Columbia Banking Systems,

Deerfield Capital Corp.

18

25

Inc.

40

895

Total Financials

________

572,443

City Bank

40

891

eHealth, Inc.*

40

883

INFORMATION TECHNOLOGY 9.4%

Sterling Financial Corp.*

50

872

Micros Systems, Inc.*

270

9,088

3

VARIABLE ANNUITY RUSSELL 2000® 2X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

Itron, Inc.*†

100

$

9,023

United Online, Inc.†

370

$

3,907

Sybase, Inc.*

320

8,416

ATMI, Inc.*†

140

3,896

Flir Systems, Inc.*†

270

8,124

Standard Microsystems

Equinix, Inc.*†

120

7,979

Corp.*

130

3,793

Ansys, Inc.*†

230

7,940

Blue Coat Systems, Inc.*†

170

3,747

Anixter International, Inc.*†

120

7,685

Methode Electronics, Inc. —

Polycom, Inc.*†

340

7,664

Class A

320

3,741

Jack Henry & Associates, Inc.

290

7,154

Electronics for Imaging, Inc.*

250

3,730

Parametric Technology

Semtech Corp.*†

260

3,726

Corp.*

400

6,392

Lawson Software, Inc.*†

480

3,614

ON Semiconductor Corp.*†

1,120

6,362

Quality Systems, Inc.†

120

3,584

VistaPrint Ltd.*†

180

6,291

Zoran Corp.*†

260

3,552

Emulex Corp.*†

360

5,846

EMS Technologies, Inc.*

130

3,528

SAIC, Inc.*†

310

5,763

TTM Technologies, Inc.*†

310

3,509

Benchmark Electronics,

JDA Software Group, Inc.*†

190

3,468

Inc.*†

310

5,564

Heartland Payment Systems,

CACI International, Inc. —

Inc.†

150

3,452

Class A*†

120

5,466

Brightpoint, Inc.*

410

3,428

Informatica Corp.*†

320

5,459

Concur Technologies, Inc.*†

110

3,416

MPS Group, Inc.*†

460

5,437

Entegris, Inc.*

470

3,379

Progress Software Corp.*†

180

5,386

InfoSpace, Inc.

290

3,355

Foundry Networks, Inc.*†

460

5,327

Arris Group, Inc.*†

570

3,317

Perot Systems Corp. — Class

Vignette Corp.*†

250

3,303

A*†

350

5,264

Epicor Software Corp.*†

290

3,248

Atheros Communications,

Technitrol, Inc.†

140

3,238

Inc.*

250

5,210

OSI SYSTEMS INC*

140

3,223

j2 Global Communications,

Tyler Technologies, Inc.*†

230

3,215

Inc.*

230

5,134

Integral Systems, Inc.

110

3,215

TIBCO Software, Inc.*†

710

5,069

Interwoven, Inc.*

300

3,204

Amkor Technology, Inc.*†

470

5,029

SYNTEL INC†

120

3,198

SRA International, Inc. —

Netlogic Microsystems, Inc.*

130

3,138

Class A*†

200

4,862

Faro Technologies, Inc.*

100

3,118

ValueClick, Inc.*†

280

4,830

3Com Corp.*†

1,350

3,092

Scansource, Inc.*†

130

4,705

Ariba, Inc.*†

320

3,091

Plantronics, Inc.

240

4,634

Macrovision Corp.*†

220

2,970

Checkpoint Systems, Inc.*

170

4,564

Avocent Corp.*†

170

2,873

OmniVision Technologies,

Cass Information Systems,

Inc.*†

270

4,541

Inc.

90

2,840

Mantech International Corp.

CMGI, Inc.*

210

2,785

— Class A*†

100

4,536

Sycamore Networks, Inc.*†

750

2,745

Nuance Communications,

SonicWALL, Inc.*

330

2,696

Inc.*†

260

4,527

CTS Corp.

250

2,675

Plexus Corp.*†

160

4,488

Digi International, Inc.*

230

2,654

Euronet Worldwide, Inc.*†

230

4,430

Electro Scientific Industries,

PMC - Sierra, Inc.*†

770

4,389

Inc.*

160

2,637

Sigma Designs, Inc.*†

190

4,307

Imergent, Inc.†

230

2,620

Skyworks Solutions, Inc.*†

590

4,295

Take-Two Interactive

SPSS, Inc.*

110

4,266

Software, Inc.*

100

2,552

Cabot Microelectronics

RF Micro Devices, Inc.*

950

2,527

Corp.*†

130

4,179

Monolithic Power Systems,

Sohu.com, Inc.*

90

4,062

Inc.*

140

2,468

4

VARIABLE ANNUITY RUSSELL 2000® 2X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

Multi-Fineline Electronix,

Immersion Corp.*

200

$

1,422

Inc.*†

130

$

2,440

DealerTrack Holdings, Inc.*†

70

1,415

Blackbaud, Inc.

100

2,428

AsiaInfo Holdings, Inc.*

130

1,412

Cirrus Logic, Inc.*

360

2,419

DSP Group, Inc.*†

110

1,401

Rimage Corp.*

110

2,409

Exar Corp.*

170

1,399

RealNetworks, Inc.*

420

2,407

Marchex, Inc.†

140

1,397

FEI Co.*

110

2,401

LoopNet, Inc.*†

110

1,397

Pericom Semiconductor

Radiant Systems, Inc.*†

100

1,397

Corp.*

160

2,349

Manhattan Associates, Inc.*

60

1,376

Omniture, Inc.*†

100

2,321

KEMET Corp.*†

340

1,374

SYKES Enterprises, Inc.*

130

2,287

TheStreet.com, Inc.

170

1,374

Imation Corp.†

100

2,274

Rofin-Sinar Technologies,

Netgear, Inc.*†

110

2,195

Inc.*†

30

1,347

Synaptics, Inc.*†

90

2,149

THQ, Inc.*†

60

1,308

Micrel, Inc.

230

2,132

Smart Modular Technologies

Oplink Communications,

WWH, Inc.*

210

1,304

Inc.*

240

2,129

Trident Microsystems, Inc.*†

250

1,288

Insight Enterprises, Inc.*†

120

2,100

Rudolph Technologies, Inc.*†

130

1,270

Art Technology Group, Inc.*

530

2,056

LoJack Corp.*

100

1,264

Microsemi Corp.*†

90

2,052

Mentor Graphics Corp.*

140

1,236

Mattson Technology, Inc.*†

330

2,010

Harmonic, Inc.*

160

1,216

ViaSat, Inc.*

90

1,955

L-1 Identity Solutions, Inc.*†

90

1,197

CSG Systems International,

Greenfield Online, Inc.*

100

1,186

Inc.*

170

1,933

Ciber, Inc.*

240

1,176

Dycom Industries, Inc.*†

160

1,922

The Knot, Inc.*†

100

1,175

Mastec, Inc.*

230

1,888

Cybersource Corp.*†

80

1,169

Super Micro Computer, Inc.*

220

1,837

Wind River Systems, Inc.*†

150

1,161

iGate Corp.*

250

1,780

Gartner, Inc. — Class A*†

60

1,160

Intermec, Inc.*†

80

1,775

SI International, Inc.*

60

1,151

Novatel Wireless, Inc.*

180

1,742

Kulicke & Soffa Industries,

Palm, Inc.†

340

1,700

Inc.*

240

1,147

Loral Space &

Vasco Data Security

Communications, Inc.*

70

1,669

International*

80

1,094

Ultra Clean Holdings*†

170

1,666

Cognex Corp.

50

1,092

infoUSA, Inc. — Class B

270

1,650

CPI International, Inc.*

110

1,091

S1 Corp.*†

230

1,635

Synchronoss Technologies,

Photronics, Inc.*†

170

1,624

Inc.*

50

1,002

Ness Technologies, Inc.*

170

1,613

Digital River, Inc.*

30

929

Cogent, Inc.*

170

1,603

Black Box Corp.

30

926

Hutchinson Technology, Inc.*

100

1,591

CNET Networks, Inc.*

130

923

Newport Corp.*

140

1,564

Wright Express Corp.*†

30

922

Sonus Networks, Inc.*

440

1,514

SiRF Technology Holdings,

Hittite Microwave Corp.*†

40

1,497

Inc.*†

180

916

Extreme Networks, Inc.*

480

1,488

LivePerson, Inc.*

290

899

ADTRAN, Inc.

80

1,480

Anadigics, Inc.*†

130

853

MAXIMUS, Inc.

40

1,468

Chordiant Software, Inc.*

140

844

Triquint Semiconductor,

MercadoLibre, Inc.*†

20

795

Inc.*†

290

1,467

Comtech

Brooks Automation, Inc.*

150

1,458

Telecommunications

Tessera Technologies, Inc.*†

70

1,456

Corp.*†

20

780

Adaptec, Inc.*

490

1,441

Formfactor, Inc.*†

40

764

5

VARIABLE ANNUITY RUSSELL 2000® 2X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

MicroStrategy, Inc. — Class

Genco Shipping & Trading

A*

10

$

740

Ltd.†

100

$

5,643

Network Equipment

Walter Industries, Inc.†

90

5,637

Technologies, Inc.*

110

723

Baldor Electric Co.

200

5,600

Daktronics, Inc.†

40

716

Regal-Beloit Corp.†

150

5,494

Echelon Corp.*†

50

675

Herman Miller, Inc.

220

5,405

Perficient, Inc.*

80

635

United Stationers, Inc.*†

110

5,247

Taleo Corp.*†

30

582

Mueller Industries, Inc.

180

5,193

Agilysys, Inc.

50

580

Watsco, Inc.†

120

4,970

Internap Network Services

GrafTech International Ltd.*†

290

4,701

Corp.*

110

546

Forward Air Corp.†

130

4,607

Bankrate, Inc.*

10

499

Triumph Group, Inc.†

80

4,554

SAVVIS, Inc.*

30

488

Middleby Corp.*†

70

4,367

Avid Technology, Inc.*†

20

487

Astec Industries, Inc.*†

110

4,264

Global Cash Access

Interface, Inc. — Class A†

300

4,215

Holdings, Inc.*

80

469

School Specialty, Inc.*

130

4,100

ExlService Holdings, Inc.*

20

459

Columbus McKinnon Corp.

Net 1 UEPS Technologies,

— Class A*†

130

4,027

Inc.*

20

451

Watson Wyatt & Co.

TiVo, Inc.*

50

438

Holdings†

70

3,972

Comtech Group, Inc.*

40

432

HUB Group, Inc. — Class

MKS Instruments, Inc.*†

20

428

A*†

120

3,947

Tekelec*

30

374

G & K Services, Inc. — Class

Interactive Intelligence, Inc.*

30

353

A†

110

3,917

Littelfuse, Inc.*

10

350

Ameron International Corp.†

40

3,741

Measurement Specialties,

Horizon Lines, Inc. — Class

Inc.*

20

349

A

200

3,722

Cavium Networks, Inc.*†

20

328

Republic Airways Holdings,

Sapient Corp.*

40

278

Inc.*

170

3,682

PC Connection, Inc.*

20

158

Tecumseh Products Co. —

Total Information Technology

________

521,615

Class A*

120

3,682

Perini Corp.*†

100

3,623

INDUSTRIALS 7.4%

Viad Corp.†

100

3,601

Bucyrus International, Inc. —

Rush Enterprises, Inc. - Class

Class A†

120

12,198

A*†

220

3,485

FTI Consulting, Inc.*†

130

9,235

Cenveo, Inc.*†

320

3,347

Curtiss-Wright Corp.†

170

7,052

Huron Consulting Group,

Valmont Industries, Inc.†

80

7,031

Inc.*

80

3,324

Acuity Brands, Inc.†

160

6,872

Robbins & Myers, Inc.

100

3,265

Actuant Corp. — Class A†

220

6,646

Comfort Systerms USA, Inc.†

250

3,252

Belden, Inc.†

180

6,358

Teletech Holdings, Inc.*

140

3,144

Teledyne Technologies,

Standex International Corp.

140

3,128

Inc.*†

130

6,110

Waste Connections, Inc.*†

100

3,074

Esterline Technologies

Hexcel Corp.*†

160

3,058

Corp.*†

120

6,044

CoStar Group, Inc.*

70

3,010

IHS, Inc.*

90

5,788

CDI Corp.

120

3,006

EMCOR Group, Inc.*

260

5,775

Woodward Governor Co.

110

2,939

Applied Industrial

Encore Wire Corp.†

160

2,914

Technologies, Inc.†

190

5,679

Universal Forest Products,

Eagle Bulk Shipping, Inc.†

220

5,667

Inc.†

90

2,898

Wabtec Corp.†

150

5,649

Orbital Sciences Corp.*†

120

2,892

6

VARIABLE ANNUITY RUSSELL 2000® 2X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

Deluxe Corp.†

150

$

2,881

American Reprographics Co.*

120

$

1,781

American Commercial Lines,

Ampco-Pittsburgh Corp.

40

1,720

Inc.*

180

2,844

LSI Industries, Inc.

130

1,717

Superior Essex, Inc.*

100

2,812

Barrett Business Services, Inc.

100

1,713

EnPro Industries, Inc.*†

90

2,807

NCI Building Systems, Inc.*†

70

1,694

Federal Signal Corp.†

200

2,792

American Superconductor

TBS International Ltd. —

Corp.*†

70

1,623

Class A*

90

2,718

Pike Electric Corp.*

110

1,532

Simpson Manufacturing Co.,

Heico Corp.

30

1,463

Inc.†

100

2,718

Briggs & Stratton Corp.†

80

1,432

Michael Baker Corp.*

120

2,695

Alaska Air Group, Inc.*†

70

1,373

UAP Holding Corp.

70

2,684

Tetra Tech, Inc.*†

70

1,366

Mueller Water Products, Inc. -

Dollar Thrifty Automotive

Class A†

320

2,618

Group, Inc.*†

100

1,364

PHH Corp.*†

150

2,614

Aecom Technology Corp.*†

50

1,301

Heidrick & Struggles

IKON Office Solutions, Inc.

170

1,292

International, Inc.

80

2,602

LB Foster Co. — Class A*

30

1,292

PeopleSupport, Inc.*

280

2,554

First Advantage Corp. —

Kaman Corp. — Class A

90

2,546

Class A*

60

1,271

Clarcor, Inc.

70

2,488

Knoll, Inc.†

110

1,269

AirTran Holdings, Inc.*†

370

2,442

Energy Conversion Devices,

American Railcar Industries,

Inc.*†

40

1,196

Inc.†

120

2,440

Geo Group, Inc.*

40

1,138

Schawk, Inc.

150

2,398

Taser International, Inc.*†

120

1,128

Chart Industries, Inc.*

70

2,369

Consolidated Graphics, Inc.*†

20

1,121

Tredegar Corp.

130

2,367

Nuco2, Inc.*

40

1,111

Administaff, Inc.

100

2,361

Greenbrier Cos., Inc.†

40

1,061

Gibraltar Industries, Inc.†

200

2,346

SkyWest, Inc.

50

1,056

Apogee Enterprises, Inc.

150

2,310

Griffon Corp.*

120

1,032

Pacer International, Inc.

140

2,300

COMSYS IT Partners, Inc.*

120

1,015

Arkansas Best Corp.†

70

2,230

Standard Register Co.†

130

1,013

Kenexa Corp. — Class A*

120

2,218

Preformed Line Products Co.

20

974

Spherion Corp.*

360

2,203

Pinnacle Airlines Corp.*

110

960

Nordson Corp.†

40

2,154

Ceradyne, Inc.*†

30

959

Celadon Group, Inc.*†

220

2,130

Evergreen Solar, Inc.*†

100

927

Kforce, Inc.*

240

2,122

Raven Industries, Inc.†

30

909

Moog, Inc. — Class A*†

50

2,110

Kaydon Corp.†

20

878

JetBlue Airways Corp.*†

360

2,088

Sun Hydraulics Corp.

30

878

Lindsay Manufacturing Co.†

20

2,049

Dynamic Materials Corp.

20

864

Volt Information Sciences,

Mine Safety Appliances Co.†

20

824

Inc.*

120

2,035

Twin Disc, Inc.

50

791

TrueBlue, Inc.*

150

2,016

American Ecology Corp.

30

760

Brady Corp. — Class A

60

2,006

Resources Connection, Inc.†

40

715

DynCorp International, Inc. -

Clean Harbors, Inc.*

10

650

Class A*

120

2,002

Beacon Roofing Supply,

Tennant Co.†

50

1,991

Inc.*†

60

600

Cubic Corp.

70

1,990

Team, Inc.*

20

546

ESCO Technologies, Inc.*†

50

1,986

American Science &

Navigant Consulting, Inc.*†

100

1,898

Engineering, Inc.†

10

546

Wabash National Corp.†

210

1,888

AAR Corp.*†

20

545

TransDigm Group, Inc.*

50

1,853

Cascade Corp.†

10

493

7

VARIABLE ANNUITY RUSSELL 2000® 2X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

Barnes Group, Inc.

20

$

459

Amedisys, Inc.*†

130

$

5,114

On Assignment, Inc.*

70

445

LifeCell Corp.*†

120

5,044

Badger Meter, Inc.†

10

432

Cubist Pharmaceuticals,

Insituform Technologies, Inc.

Inc.*†

270

4,973

— Class A*†

30

415

Martek Biosciences Corp.*†

160

4,891

ICT Group, Inc.*

40

404

Valeant Pharmaceuticals

Mobile Mini, Inc.*

20

380

International*†

380

4,875

II-VI, Inc.*

10

380

Analogic Corp.

70

4,658

Flow International Corp.*

40

372

Eclipsys Corp.*

230

4,510

Albany International Corp. —

KV Pharmaceutical Co.*†

180

4,493

Class A†

10

361

NuVasive, Inc.*

130

4,486

Rollins, Inc.

20

354

Alkermes, Inc.*†

370

4,396

Genesee & Wyoming, Inc. —

Affymetrix, Inc.*†

250

4,352

Class A*†

10

344

Alexion Pharmaceuticals,

Granite Construction, Inc.

10

327

Inc.*

70

4,151

Gencorp, Inc.*†

30

309

Sciele Pharma, Inc.*†

210

4,095

Stanley, Inc.*

10

295

Medarex, Inc.*†

460

4,071

Force Protection, Inc.*†

110

221

The Trizetto Group, Inc.*†

240

4,006

Healthcare Services Group†

10

206

ArthroCare Corp.*†

120

4,002

FuelCell Energy, Inc.*†

30

200

Bruker BioSciences Corp.*†

260

4,001

Integrated Electrical Services,

Cepheid, Inc.*†

160

3,902

Inc.*

10

157

Healthways, Inc.*

110

3,887

Total Industrials

________

411,380

Conmed Corp.*†

150

3,846

Sun Healthcare Group, Inc.*†

290

3,811

HEALTH CARE 7.3%

Chemed Corp.†

90

3,798

Hologic, Inc.*

360

20,016

Invacare Corp.

170

3,788

Perrigo Co.†

260

9,810

Phase Forward, Inc.*†

220

3,758

BioMarin Pharmaceuticals,

Zoll Medical Corp.*

140

3,723

Inc.*†

270

9,550

Kendle International, Inc.*†

80

3,594

Illumina, Inc.*†

110

8,349

Apria Healthcare Group,

OSI Pharmaceuticals, Inc.*†

210

7,852

Inc.*†

180

3,555

Inverness Medical

Vital Signs, Inc.

70

3,546

Innovations, Inc.*†

250

7,525

Medicines Co.*†

170

3,434

Psychiatric Solutions, Inc.*†

210

7,123

Merit Medical Systems,

United Therapeutics Corp.*†

80

6,936

Inc.*†

210

3,324

Myriad Genetics, Inc.*†

170

6,849

AmSurg Corp.*

140

3,315

Steris Corp.†

240

6,439

Providence Service Corp.*

110

3,300

Varian Inc.*†

110

6,371

PharmaNet Development

Owens & Minor, Inc.†

160

6,294

Group, Inc.*†

130

3,280

Bio-Rad Laboratories, Inc. —

Sirona Dental Systems, Inc.*†

120

3,236

Class A*

70

6,226

Natus Medical, Inc.*†

170

3,086

Meridian Bioscience, Inc.†

180

6,017

Omnicell, Inc.*

150

3,015

AMERIGROUP Corp.*

220

6,013

eResearch Technology, Inc.*

240

2,981

Magellan Health Services,

Par Pharmaceutical Cos.,

Inc.*†

150

5,953

Inc.*

170

2,956

Applera Corp. - Celera

AMN Healthcare Services,

Group*†

360

5,292

Inc.*

190

2,930

Parexel International Corp.*

200

5,220

National Healthcare Corp.

60

2,922

Sunrise Senior Living, Inc.*

230

5,124

Onyx Pharmaceuticals, Inc.*†

100

2,903

Medicis Pharmaceutical Corp.

Angiodynamics, Inc.*

250

2,890

— Class A†

260

5,119

SonoSite, Inc.*†

100

2,843

8

VARIABLE ANNUITY RUSSELL 2000® 2X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

Align Technology, Inc.*†

250

$

2,778

Human Genome Sciences,

Cynosure, Inc.*†

130

2,769

Inc.*†

190

$

1,119

Bentley Pharmaceuticals,

Nighthawk Radiology

Inc.*

170

2,763

Holdings, Inc.*

110

1,030

Res-Care, Inc.*

160

2,744

Conceptus, Inc.*

50

928

Albany Molecular Research,

Neurocrine Biosciences,

Inc.*

220

2,671

Inc.*†

170

918

Medical Action Industries,

Noven Pharmaceuticals, Inc.*

90

808

Inc.*

160

2,629

Alpharma, Inc. — Class A*†

30

786

Nektar Therapeutics*

370

2,568

Emergency Medical Services

SurModics, Inc.*†

60

2,513

Corp. — Class A*†

30

741

Centene Corp.*†

180

2,509

Enzon Pharmaceuticals,

Viropharma, Inc.*

280

2,503

Inc.*†

80

737

Symmetry Medical, Inc.*†

150

2,490

Halozyme Therapeutics, Inc.*

110

700

Molina Healthcare, Inc.*†

100

2,442

Abaxis, Inc.*†

30

695

Air Methods Corp.*

50

2,419

Obagi Medical Products, Inc.*

80

694

Cantel Medical Corp.*

200

2,124

RTI Biologics, Inc.*†

70

662

inVentiv Health, Inc.*

70

2,017

Corvel Corp.*

20

612

Universal American Financial

Thoratec Corp.*

40

572

Corp.*

190

2,014

Cutera, Inc.*

40

539

American Medical Systems

Allscripts Healthcare

Holdings, Inc.*†

140

1,987

Solutions, Inc.*†

50

516

Quidel Corp.*

120

1,927

Mentor Corp.†

20

514

Auxilium Pharmaceuticals,

PSS World Medical, Inc.*†

30

500

Inc.*

70

1,872

Alnylam Pharmaceuticals,

Isis Pharmaceuticals, Inc.*†

130

1,834

Inc.*

20

488

Nabi Biopharmaceuticals*†

450

1,809

Emergent Biosolutions, Inc.*

50

446

Haemonetics Corp.*†

30

1,787

Orthofix International NV*†

10

398

West Pharmaceutical

LCA-Vision, Inc.†

30

375

Services, Inc.†

40

1,769

HealthExtras, Inc.*

10

248

HMS Holdings Corp.*

60

1,713

Wright Medical Group, Inc.*†

10

241

Healthspring, Inc.*

120

1,690

Matria Healthcare, Inc.*†

10

223

Datascope Corp.

40

1,657

Savient Pharmaceuticals,

Dendreon Corp.*†

340

1,639

Inc.*†

10

200

Medcath Corp.*

90

1,638

American Dental Partners,

Salix Pharmaceuticals Ltd.*†

260

1,633

Inc.*†

20

193

Cypress Bioscience, Inc.*†

226

1,618

Total Health Care

________

407,513

Cross Country Healthcare,

Inc.*

130

1,608

CONSUMER DISCRETIONARY 6.9%

Seattle Genetics, Inc.*

170

1,547

Priceline.com, Inc.*†

100

12,086

Dionex Corp.*

20

1,540

Chipotle Mexican Grill, Inc.*

90

8,738

Immucor, Inc.*†

70

1,494

DeVry, Inc.†

190

7,950

Geron Corp.*†

300

1,464

Sotheby's†

260

7,517

OraSure Technologies, Inc.*†

190

1,389

Aeropostale, Inc.*†

240

6,506

RehabCare Group, Inc.*

90

1,350

Lear Corp.*†

250

6,477

Regeneron Pharmaceuticals,

Deckers Outdoor Corp.*

60

6,469

Inc.*†

70

1,343

Bally Technologies, Inc.*†

180

6,181

Healthsouth Corp.*†

70

1,245

Polaris Industries, Inc.†

150

6,151

Ariad Pharmaceuticals, Inc.*

350

1,180

Jack in the Box, Inc.*†

220

5,911

Volcano Corp.*

90

1,125

LKQ Corp.*†

260

5,842

Wolverine World Wide, Inc.†

200

5,802

9

VARIABLE ANNUITY RUSSELL 2000® 2X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

J. Crew Group, Inc.*†

130

$

5,742

Monaco Coach Corp.

300

$

2,844

Rent-A-Center, Inc.*†

310

5,688

Perry Ellis International,

Tenneco, Inc.*†

200

5,588

Inc.*†

130

2,838

WMS Industries, Inc.*†

150

5,395

Christopher & Banks Corp.†

270

2,697

Fossil, Inc.*†

160

4,886

Stewart Enterprises, Inc. —

Bright Horizons Family

Class A

420

2,696

Solutions, Inc.*†

110

4,734

Skechers U.S.A., Inc. —

Iconix Brand Group, Inc.*†

270

4,684

Class A*

130

2,627

Callaway Golf Co.

310

4,551

Monro Muffler Brake, Inc.†

150

2,535

Zale Corp.*†

230

4,545

Drew Industries, Inc.*

100

2,446

Scholastic Corp.*†

150

4,540

Matthews International Corp.

American Axle &

— Class A

50

2,413

Manufacturing Holdings,

Marvel Entertainment, Inc.*†

90

2,411

Inc.

220

4,510

Gymboree Corp.*

60

2,393

Cooper Tire & Rubber Co.

300

4,491

The Warnaco Group, Inc.*†

60

2,366

American Greetings Corp. —

Cherokee, Inc.

70

2,357

Class A

240

4,452

Furniture Brands

Gemstar-TV Guide

International, Inc.†

200

2,340

International, Inc.*

940

4,418

DSW, Inc.*†

180

2,331

Bob Evans Farms, Inc.†

160

4,414

FTD Group, Inc.

170

2,281

Exide Technologies*†

330

4,323

Under Armour, Inc.*†

60

2,196

P.F. Chang's China Bistro,

Capella Education Co.*

40

2,184

Inc.*†

150

4,266

ArvinMeritor, Inc.†

170

2,127

Red Robin Gourmet Burgers,

Charming Shoppes, Inc.*†

440

2,125

Inc.*†

110

4,133

Pacific Sunwear of California,

Life Time Fitness, Inc.*†

130

4,057

Inc.*†

150

1,892

Buckle, Inc.†

90

4,026

G-III Apparel Group Ltd.*

140

1,879

Tupperware Brands Corp.†

100

3,868

INVESTools, Inc.*†

170

1,868

Netflix, Inc.*†

110

3,811

Entravision Communications

Unifirst Corp.†

100

3,709

Corp. — Class A*

280

1,865

Interactive Data Corp.

130

3,701

Stage Stores, Inc.

110

1,782

Valassis Communications,

CSK Auto Corp.*†

190

1,769

Inc.*†

340

3,689

Quiksilver, Inc.*†

180

1,766

Superior Industries

Marcus Corp.†

90

1,728

International, Inc.†

170

3,528

Lululemon Athletica, Inc.*†

60

1,706

Blyth, Inc.

170

3,352

Ambassadors Group, Inc.

90

1,700

World Wrestling

Live Nation, Inc.*†

140

1,698

Entertainment, Inc.

180

3,350

Brown Shoe Co., Inc.†

110

1,658

La-Z-Boy, Inc.†

400

3,336

Fred's, Inc.†

160

1,640

Champion Enterprises, Inc.*†

330

3,310

Beazer Homes USA, Inc.†

170

1,607

Winnebago Industries, Inc.†

190

3,211

Pinnacle Entertainment, Inc.*

120

1,536

Cox Radio Inc. — Class A*

270

3,208

Corinthian Colleges, Inc.*†

210

1,518

Tempur-Pedic International,

Ruby Tuesday, Inc.†

200

1,500

Inc.†

290

3,190

MarineMax, Inc.*†

120

1,495

Collective Brands, Inc.*†

260

3,151

Cato Corp. — Class A†

100

1,494

Ethan Allen Interiors, Inc.†

110

3,127

Amerigon, Inc.*

100

1,480

Dress Barn, Inc.*†

240

3,106

Buffalo Wild Wings, Inc.*†

60

1,470

Strayer Education, Inc.†

20

3,050

Texas Roadhouse, Inc.*†

150

1,470

Men's Wearhouse, Inc.†

130

3,025

Conn's, Inc.*†

90

1,468

Russ Berrie & Co., Inc.*†

210

2,953

Maidenform Brands, Inc.*

90

1,464

Hooker Furniture Corp.

130

2,904

Vail Resorts, Inc.*†

30

1,449

10

VARIABLE ANNUITY RUSSELL 2000® 2X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

Systemax, Inc.†

120

$

1,447

A.C. Moore Arts & Crafts,

Bluegreen Corp.*

210

1,407

Inc.*†

80

$

546

Noble International Ltd.

220

1,375

Blue Nile, Inc.*†

10

542

Sealy Corp.†

180

1,368

Martha Stewart Omnimedia,

AFC Enterprises, Inc.*

150

1,349

Inc.*†

70

520

DG FastChannel, Inc.*†

70

1,343

CPI Corp.†

30

518

1-800-FLOWERS.com, Inc.*

150

1,277

Tween Brands, Inc.*

20

495

O'Charleys, Inc.

110

1,267

Cumulus Media, Inc. — Class

Lin TV Corp. — Class A*

130

1,249

A*†

77

491

CKE Restaurants, Inc.

110

1,234

Zumiez, Inc.*†

30

471

Spartan Motors, Inc.†

140

1,184

BJ's Restaurants, Inc.*†

30

432

Journal Communications, Inc.

Media General, Inc.†

30

421

— Class A

160

1,181

Volcom, Inc.*†

20

404

Jo-Ann Stores, Inc.*†

80

1,178

Salem Communications Corp.

Multimedia Games, Inc.*

220

1,175

— Class A

90

361

Triarc Cos., Inc. — Class B

170

1,175

McCormick & Schmick's

Group 1 Automotive, Inc.†

50

1,174

Seafood Restaurants, Inc.*

30

350

Belo Corp. — Class A†

110

1,163

Town Sports International

Genesco, Inc.*†

50

1,156

Holdings, Inc.*

50

321

Hayes Lemmerz International,

Hibbett Sports Inc.*†

20

309

Inc.*

410

1,144

Ambassadors International†

40

296

NexCen Brands, Inc.*

330

1,132

Domino's Pizza, Inc.

20

270

Sonic Corp.*†

50

1,102

Overstock.com, Inc.*†

20

238

Build-A-Bear Workshop,

Borders Group, Inc.†

40

235

Inc.*†

120

1,091

Benihana, Inc.*

20

225

Sonic Automotive, Inc.

50

1,028

Aaron Rents, Inc.†

10

215

Helen of Troy Ltd.*†

60

1,006

Aftermarket Technology

Lee Enterprises, Inc.

100

1,001

Corp.*

10

194

Children's Place Retail Stores,

Retail Ventures, Inc.*

40

194

Inc.*

40

982

Citi Trends, Inc.*

10

185

Premier Exhibitions, Inc.*

160

966

Ameristar Casinos, Inc.†

10

183

CKX, Inc.*

100

952

Charlotte Russe Holding,

Global Sources Ltd.*†

60

891

Inc.*

10

173

Sauer, Inc.†

40

886

Gaiam, Inc.*

10

173

Arbitron, Inc.†

20

863

M/I Homes, Inc.†

10

170

Pre-Paid Legal Services,

Hovnanian Enterprises, Inc.

Inc.*†

20

848

— Class A*†

10

106

Regis Corp.

30

825

99 Cents Only Stores*†

10

99

Carter's, Inc.*

50

808

Standard-Pacific Corp.†

20

97

Big 5 Sporting Goods Corp.

90

789

MTR Gaming Group, Inc.*

10

70

California Pizza Kitchen,

LodgeNet Interactive Corp.*

10

61

Inc.*†

50

656

Total Consumer Discretionary

________

385,332

Jos. A. Bank Clothiers,

Inc.*†

30

615

ENERGY 4.2%

Morningstar, Inc.*

10

614

Exterran Holdings, Inc.*†

180

11,617

Gaylord Entertainment Co.*

20

606

Whiting Petroleum Corp.*†

150

9,697

Entercom Communications

Atwood Oceanics, Inc.*†

100

9,172

Corp.†

60

596

Mariner Energy, Inc.*†

310

8,373

Sally Beauty Holdings, Inc.*

80

552

PetroHawk Energy Corp.*†

370

7,463

Jakks Pacific, Inc.*

20

551

Alpha Natural Resources,

Inc.*†

170

7,385

11

VARIABLE ANNUITY RUSSELL 2000® 2X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

Penn Virginia Corp.†

160

$

7,054

NATCO Group, Inc.*†

30

$

1,403

Oil States International,

Delta Petroleum Corp.*†

60

1,352

Inc.*†

150

6,721

Energy Partners Ltd.*

140

1,326

Atlas America, Inc.

100

6,044

Pacific Ethanol, Inc.*†

290

1,276

Swift Energy Co.*†

130

5,849

Double Hull Tankers, Inc.

120

1,273

Crosstex Energy, Inc.†

170

5,772

Uranium Resources, Inc.*

210

1,258

W-H Energy Services, Inc.*†

80

5,508

TXCO Resources, Inc.*†

100

1,238

Encore Acquisition Co.*†

130

5,236

USEC, Inc.*†

310

1,147

Stone Energy Corp.*†

100

5,231

Oilsands Quest, Inc.*

290

1,143

Hornbeck Offshore Services,

Geokinetics, Inc.*

60

1,087

Inc.*

110

5,024

Dril-Quip, Inc.*

20

929

Rosetta Resources, Inc.*†

240

4,721

BPZ Resources, Inc.*†

40

869

EXCO Resources, Inc.*

250

4,625

Petroleum Development

World Fuel Services Corp.

160

4,491

Corp.*†

10

693

Grey Wolf, Inc.*†

660

4,475

T-3 Energy Services, Inc. —

Lufkin Industries, Inc.

70

4,467

Class A*

10

426

Comstock Resources, Inc.*

110

4,433

Matrix Service Co.*†

20

344

Complete Production

Gulfport Energy Corp.*

20

212

Services, Inc.*†

190

4,359

Union Drilling, Inc.*

10

175

Carrizo Oil & Gas, Inc.*†

70

4,149

Alon USA Energy, Inc.†

10

152

Hercules Offshore*†

160

4,019

Aventine Renewable Energy

ION Geophysical Corp.*

290

4,002

Holdings, Inc.*†

20

104

Basic Energy Services, Inc.*†

180

3,974

Total Energy

________

231,504

ATP Oil & Gas Corp.*†

120

3,926

Bristow Group, Inc.*†

70

3,757

MATERIALS 2.9%

Clayton Williams Energy,

CF Industries Holdings, Inc.†

160

16,579

Inc.*†

70

3,674

Terra Industries, Inc.*†

280

9,948

Trico Marine Services, Inc.*

90

3,507

Greif, Inc. — Class A†

120

8,152

PHI, Inc.*

110

3,469

Quanex Corp.

140

7,244

Petroquest Energy, Inc.*†

200

3,468

Hercules, Inc.

350

6,401

Bois d'Arc Energy, Inc.*†

160

3,438

Olin Corp.†

320

6,323

International Coal Group,

Texas Industries, Inc.†

100

6,011

Inc.*†

520

3,302

AptarGroup, Inc.†

150

5,840

Parker Drilling Co.*

460

2,972

Worthington Industries, Inc.

320

5,398

Nordic American Tanker

NewMarket Corp.†

70

5,282

Shipping†

100

2,800

Kaiser Aluminum Corp.†

70

4,851

Arena Resources, Inc.*

70

2,710

Rock-Tenn Co. — Class A†

160

4,795

Contango Oil & Gas Co.*

40

2,584

Hecla Mining Co.*

360

4,018

Pioneer Drilling Co.*†

160

2,549

Ferro Corp.

270

4,012

Berry Petroleum Co. — Class

A. Schulman, Inc.

180

3,695

A

50

2,325

Olympic Steel, Inc.

80

3,608

Willbros Group, Inc.*†

70

2,142

Headwaters, Inc.*†

260

3,429

General Maritime Corp.

90

2,125

Neenah Paper, Inc.†

130

3,351

Dawson Geophysical Co.*

30

2,025

Glatfelter

220

3,324

Bill Barrett Corp.*†

40

1,890

Schweitzer-Mauduit

Newpark Resources, Inc.*†

370

1,887

International, Inc.

140

3,240

Golar LNG Ltd.

100

1,827

Buckeye Technologies, Inc.*†

280

3,125

Allis-Chalmers Energy,

Koppers Holdings, Inc.†

70

3,102

Inc.*†

130

1,793

Stepan Co.

80

3,058

GulfMark Offshore, Inc.*

30

1,642

Compass Minerals

Warren Resources, Inc.*

120

1,424

International, Inc.†

50

2,949

12

VARIABLE ANNUITY RUSSELL 2000® 2X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

Coeur d'Alene Mines Corp.*†

710

$

2,868

J&J Snack Foods Corp.

110

$

3,022

Century Aluminum Co.*†

40

2,650

Farmer Brothers Co.

120

2,777

Wausau Paper Corp.†

320

2,643

Nash Finch Co.†

80

2,718

PolyOne Corp.*

380

2,421

Village Super Market

50

2,575

Brush Engineered Materials,

Ingles Markets, Inc. — Class

Inc.*†

90

2,310

A

100

2,459

Calgon Carbon Corp.*†

130

1,957

Alliance One International,

Innospec, Inc.

90

1,908

Inc.*

390

2,356

Arch Chemicals, Inc.

50

1,863

Central Garden and Pet Co. -

OM Group, Inc.*

30

1,636

Class A*†

410

1,820

W.R. Grace & Co.*†

70

1,597

Ralcorp Holdings, Inc.*†

30

1,745

Amcol International Corp.†

50

1,562

American Oriental

Sensient Technologies Corp.†

50

1,475

Bioengineering, Inc.*

210

1,701

Schnitzer Steel Industries,

Imperial Sugar Co., Inc.

80

1,506

Inc. — Class A†

20

1,420

Ruddick Corp.†

40

1,474

A.M. Castle & Co.†

50

1,350

Chiquita Brands International,

Spartech Corp.

120

1,014

Inc.*†

60

1,387

Silgan Holdings, Inc.†

20

993

Reddy Ice Holdings, Inc.†

60

782

Myers Industries, Inc.

70

919

United Natural Foods, Inc.*†

40

748

AbitibiBowater, Inc.†

70

904

Green Mountain Coffee

H.B. Fuller Co.†

40

816

Roasters, Inc.*†

20

633

LSB Industries, Inc.*†

50

737

Hain Celestial Group, Inc.*†

20

590

Rockwood Holdings, Inc.*†

20

655

Cal-Maine Foods, Inc.†

10

334

Minerals Technologies, Inc.

10

628

Synutra International, Inc.*†

10

313

RTI International Metals,

Pricesmart, Inc.

10

277

Inc.*†

10

452

Jones Soda Co.*†

70

244

Universal Stainless & Alloy*

10

297

Nu Skin Enterprises, Inc.

10

180

Georgia Gulf Corp.†

20

139

Total Consumer Staples

________

95,568

ShengdaTech, Inc.*

10

85

General Moly, Inc.*

10

80

UTILITIES 1.4%

Total Materials

________

163,114

ITC Holdings Corp.†

130

6,768

New Jersey Resources Corp.†

185

5,744

CONSUMER STAPLES 1.7%

Cleco Corp.†

250

5,545

Flowers Foods, Inc.†

270

6,682

Nicor, Inc.†

150

5,027

Universal Corp.

100

6,553

NorthWestern Corp.

190

4,630

Longs Drug Stores Corp.†

140

5,944

Aquila, Inc.*†

1,380

4,430

Performance Food Group

Laclede Group, Inc.†

120

4,276

Co.*†

160

5,229

Otter Tail Power Co.

120

4,247

Casey's General Stores, Inc.†

230

5,198

UIL Holding Corp.

140

4,218

Central European Distribution

Portland General Electric

Corp.*†

70

4,073

Co.†

180

4,059

Pilgrim's Pride Corp.†

200

4,046

CH Energy Group, Inc.†

100

3,890

Winn-Dixie Stores, Inc.*†

220

3,951

Westar Energy, Inc.†

160

3,643

Vector Group Ltd.†

210

3,694

Unisource Energy Corp.

160

3,562

Darling International, Inc.*†

280

3,626

Piedmont Natural Gas Co.†

120

3,151

Spartan Stores, Inc.

170

3,544

California Water Service

Sanderson Farms, Inc.

90

3,421

Group

60

2,289

Pantry, Inc.*†

160

3,373

WGL Holdings, Inc.†

60

1,924

Chattem, Inc.*†

50

3,317

IDACORP, Inc.†

40

1,284

Fresh Del Monte Produce,

Black Hills Corp.

30

1,073

Inc.*

90

3,276

PNM Resources, Inc.†

80

998

13

VARIABLE ANNUITY RUSSELL 2000® 2X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Face

Market

Shares

Value

Amount

Value

Northwest Natural Gas Co.†

20

$

869

Mizuho Financial Group, Inc.

Ormat Technologies, Inc.

20

860

issued 03/31/08 at 1.30%

$

Southwest Gas Corp.†

30

839

due 04/01/08

$ 467,187

467,187

Central Vermont Public

Morgan Stanley Inc. issued

Service Corp.†

30

717

03/31/08 at 1.35% due

Avista Corp.

20

391

04/01/08

467,187

467,187

Allete, Inc.

10

386

Lehman Brothers Holdings,

South Jersey Industries, Inc.†

10

351

Inc. issued 03/31/08 at

Total Utilities

________

75,171

1.15% due 04/01/08

463,919

________

463,919

TELECOMMUNICATION SERVICES 0.8%

Total Repurchase Agreements

Time Warner Telecom, Inc.

(Cost $1,909,254)

________

1,909,254

— Class A*†

440

6,816

Premiere Global Services,

SECURITIES LENDING COLLATERAL 21.0%

Inc.*†

320

4,589

Investment in Securities Lending Short

Cogent Communications

Term

Group, Inc.*†

250

4,577

Investment Portfolio Held by

Cincinnati Bell, Inc.*†

970

4,132

U.S. Bank

1,168,385

________

1,168,385

Syniverse Holdings, Inc.*

190

3,165

NTELOS Holdings Corp.†

130

3,146

Atlantic Tele-Network, Inc.

90

3,045

Total Securities Lending Collateral

Cbeyond, Inc.*†

140

2,631

(Cost $1,168,385)

________

1,168,385

Shenandoah

Telecommunications Co.

170

2,523

Alaska Communications

Total Investments 107.7%

Systems Group, Inc.†

170

2,081

(Cost $6,021,662)

$

________

5,983,216

iPCS, Inc. — Class A

70

1,635

Liabilities in Excess of Other

General Communication, Inc.

Assets – (7.7)%

$

________

(426,797)

— Class A*

210

1,289

Net Assets – 100.0%

$

5,556,419

USA Mobility, Inc.*

130

928

Consolidated

Communications

Unrealized

Holdings, Inc.†

40

605

Contracts

Gain (Loss)

Rural Cellular Corp. — Class

Futures Contracts Purchased

A*†

10

442

PAETEC Holding Corp.*

50

333

June 2008 Russell 2000 Index

Total Telecommunication Services

________

41,937

Mini Futures Contracts

(Aggregate Market Value of

Contracts $3,712,500)

54 $

(480)

Total Common Stocks

________

(Cost $2,944,022)

________

2,905,577

Units

Face

Equity Index Swap Agreements††

Amount

May 2008 Russell 2000 Index

REPURCHASE AGREEMENTS

Swap, Maturing 05/19/08**

(Notional Market Value

34.4%

$3,439,761)

5,000 $

78,580

Collateralized by U.S. Treasury

June 2008 Russell 2000 Index

Obligations

Swap, Maturing 06/30/08**

UBS, Inc. issued 3/31/08 at

(Notional Market Value

1.29% due 04/01/08

$ 510,961

$ 510,961

$1,029,782)

1,497

6,973

(Total Notional Market Value $4,469,543)

$

_________

85,553

14

VARIABLE ANNUITY RUSSELL 2000® 2X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

*

Non-Income Producing Security.

**

Price Return based on Russell 2000 Index +/- financing at

a variable rate.

†

All or a portion of this security is on loan at March 31,

2008.

††

Cash was pledged as equity index swap collateral at March

31, 2008.

15